                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Millipore Corporation (the "Corporation"), do hereby constitute and appoint
C. William Zadel, Francis J. Lunger and Jeffrey Rudin and each of them individually, their true and lawful attorneys and agents to execute on behalf of the Corporation the Form 10-K/A Annual Report of the Corporation for the fiscal year ended December 31, 1998, and all such additional instruments related thereto which such attorneys and agents may deem to be necessary and desirable to enable the Corporation to comply with the requirements of the Securities Exchange Act of 1934, as amended, and any regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder in connection with the preparation and filing of said Form 10-K/A Annual Report, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such Directors and Officers on his behalf, as such Director or Officer, as indicated below to the said Form 10-K/A Annual Report or documents filed or to be filed as a part of or in connection with such Form 10-K/A Annual Report; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.


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

SIGNATURE                           TITLE                       DATE
---------                           -----                       ----

/s/ C. WILLIAM ZADEL               Chairman, President          November 12, 1999
--------------------               Chief Executive Officer
C. William Zadel                   and Director


/s/ ROBERT C. BISHOP               Director                     November 12, 1999
--------------------
Robert C. Bishop


/s/ SAMUEL C. BUTLER               Director                     November 12, 1999
--------------------
Samuel C. Butler

/s/ ROBERT E. CALDWELL             Director                     November 12, 1999
----------------------
Robert E. Caldwell


/s/ ELAINE L. CHAO                 Director                     November 12, 1999
------------------------
Elaine L. Chao


/s/ MAUREEN A. HENDRICKS           Director                     November 12, 1999
------------------------
Maureen A. Hendricks

                                   Director                     November 12, 1999
-----------------------
Mark Hoffman


/s/ RICHARD J. LANE                Director                     November 12, 1999
----------------------
Richard J. Lane


                                   Director                     November 12, 1999
---------------------
Thomas O. Pyle


                                   Director                     November 12, 1999
---------------------
John F. Reno

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